UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2014

Ekso Bionics Holdings, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	333-181229	99-0367049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Harbour Way South, Suite 1201

Richmond, California 94804

(Address of principal executive offices, including zip code)

(510) 984-1761

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and Chief Commercial Officer

On October 8, 2014, the Board of Directors of Ekso Bionics Holdings, Inc. (the “Company”) appointed Thomas Looby to serve as President and Chief Commercial Officer of the Company, effective immediately. As President and Chief Commercial Officer, Mr. Looby will be responsible for the daily operations of the Sales, Marketing, Clinical, Customer Service, and Quality departments of the Company. Mr. Looby will report directly to Nathan Harding, the Company’s Chief Executive Officer.

Mr. Looby, age 42, joined the Company in April 2014, serving since then as the Company’s Chief Marketing Officer leading the development and execution of the Company’s global hospital and rehabilitation marketing strategy. Prior to joining the Company, from September 2006 to March 2014, Mr. Looby served as Senior Vice President and Chief Marketing Officer at Given Imaging, where he was responsible for worldwide market development for PillCam® capsule endoscopy and other novel diagnostic technologies to gastrointestinal diseases. Prior to joining Given Imaging, Mr. Looby also served as Corporate Director of Marketing and Business Development at Eastman Kodak.

Departure of Directors or Certain Officers

Frank Moreman’s employment as Chief Operating Officer of the Company terminated effective October 3, 2014.

Item 7.01 Regulation FD Disclosure.

On October 9, 2014, the Company issued a press release announcing the appointment of Mr. Looby as described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing unless specifically provided otherwise.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated October 9, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

By:	/s/ Nathan Harding
Name:	Nathan Harding
Title:	Chief Executive Officer

Dated: October 9, 2014